SUB-ITEM 77Q1(e)


                                AMENDMENT NO. 12
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

         This amendment dated as of July 3, 2006, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds, a Delaware statutory trust, and A I M Advisors, Inc., a Delaware corporation.

                              W I T N E S S E T H:

         WHEREAS, the parties desire to amend the Agreement to change the name of AIM V.I. Real Estate Fund to AIM V.I. Global Real Estate Fund and AIM V.I. Small Company Growth Fund to AIM V.I. Small Cap Growth Fund.

         NOW, THEREFORE, the parties agree as follows:

         1. Appendix A and Appendix B to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

                                                      EFFECTIVE DATE OF
        NAME OF FUND                                  ADVISORY AGREEMENT
        ------------                                  ------------------
AIM V.I. Basic Balanced Fund                             May 1, 2000
AIM V.I. Basic Value Fund..                          September 10, 2001
AIM V.I. Capital Appreciation Fund                       May 1, 2000
AIM V.I. Capital Development Fund                        May 1, 2000
AIM V.I. Core Equity Fund..                              May 1, 2000
AIM V.I. Demographic Trends Fund                         May 1, 2000
AIM V.I. Diversified Dividend Fund                       May 1, 2006
AIM V.I. Diversified Income Fund                         May 1, 2000
AIM V.I. Dynamics Fund.....                             April 30, 2004
AIM V.I. Financial Services Fund                        April 30, 2004
AIM V.I. Global Equity Fund                              May 1, 2006
AIM V.I. Global Health Care Fund                        April 30, 2004
AIM V.I. Global Real Estate Fund                        April 30, 2004
AIM V.I. Government Securities Fund                      May 1, 2000
AIM V.I. High Yield Fund...                              May 1, 2000
AIM V.I. International Core Equity Fund                  May 1, 2006
AIM V.I. International Growth Fund                       May 1, 2000
AIM V.I. Large Cap Growth Fund                       September 1, 2003
AIM V.I. Leisure Fund......                             April 30, 2004
AIM V.I. Mid Cap Core Equity Fund                    September 10, 2001
AIM V.I. Money Market Fund.                              May 1, 2000
AIM V.I. Small Cap Equity Fund                       September 1, 2003
AIM V.I. Small Cap Growth Fund                          April 30, 2004
AIM V.I. Technology Fund...                             April 30, 2004
AIM V.I. Utilities Fund....                             April 30, 2004

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

         The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                          AIM V.I. BASIC BALANCED FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

First $150 million...............................................  0.75%
Over $150 million................................................  0.50%


                            AIM V.I. BASIC VALUE FUND
                        AIM V.I. MID CAP CORE EQUITY FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

First $500 million...............................................  0.725%
Next $500 million................................................  0.700%
Next $500 million................................................  0.675%
Over $1.5 billion................................................  0.65%


                        AIM V.I. CAPITAL DEVELOPMENT FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

First $350 million...............................................  0.75%
Over $350 million................................................  0.625%


                       AIM V.I. CAPITAL APPRECIATION FUND
                            AIM V.I. CORE EQUITY FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

First $250 million...............................................  0.65%
Over $250 million................................................  0.60%

                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                        AIM V.I. GLOBAL HEALTH CARE FUND
                              AIM V.I. LEISURE FUND
                         AIM V.I. SMALL CAP GROWTH FUND
                            AIM V.I. TECHNOLOGY FUND
                                                                 ANNUAL RATE
                                                                 -----------

All Assets.......................................................  0.75%


                        AIM V.I. DEMOGRAPHIC TRENDS FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

First $2 billion.................................................  0.77%
Over $2 billion..................................................  0.72%


                       AIM V.I. DIVERSIFIED DIVIDEND FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

First $250 million...............................................  0.695%
Next $250 million................................................  0.67%
Next $500 million................................................  0.645%
Next $1.5 billion................................................  0.62%
Next $2.5 billion................................................  0.595%
Next $2.5 billion................................................  0.57%
Next $2.5 billion................................................  0.545%
Over $10 billion.................................................  0.52%


                        AIM V.I. DIVERSIFIED INCOME FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

First $250 million...............................................  0.60%
Over $250 million................................................  0.55%

                           AIM V.I. GLOBAL EQUITY FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

First $250 million...............................................  0.80%
Next $250 million................................................  0.78%
Next $500 million................................................  0.76%
Next $1.5 billion................................................  0.74%
Next $2.5 billion................................................  0.72%
Next $2.5 billion................................................  0.70%
Next $2.5 billion................................................  0.68%
Over $10 billion.................................................  0.66%


                        AIM V.I. GLOBAL REAL ESTATE FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

All Assets.......................................................  0.90%


                       AIM V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

First $250 million...............................................  0.50%
Over $250 million................................................  0.45%


                            AIM V.I. HIGH YIELD FUND
NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

First $200 million...............................................  0.625%
Next $300 million................................................  0.55%
Next $500 million................................................  0.50%
Over $1 billion..................................................  0.45%


                     AIM V.I. INTERNATIONAL CORE EQUITY FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

First $250 million...............................................  0.935%
Next $250 million................................................  0.91%
Next $500 million................................................  0.885%
Next $1.5 billion................................................  0.86%
Next $2.5 billion................................................  0.835%
Next $2.5 billion................................................  0.81%
Next $2.5 billion................................................  0.785%
Over $10 billion.................................................  0.76%

                       AIM V.I. INTERNATIONAL GROWTH FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

First $250 million................................................  0.75%
Over $250 million.................................................  0.70%


                         AIM V.I. LARGE CAP GROWTH FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

First $350 million.................................................  0.75%
Over $350 million..................................................  0.625%


                           AIM V.I. MONEY MARKET FUND


NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------

First $250 million.................................................  0.40%
Over $250 million..................................................  0.35%


                         AIM V.I. SMALL CAP EQUITY FUND
                             NET ASSETS ANNUAL RATE
All Assets.........................................................  0.85%


                             AIM V.I. UTILITIES FUND


                                                                 ANNUAL RATE
                                                                 -----------

All Assets.........................................................  0.60%"

2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

Date: July 3, 2006

                                              AIM VARIABLE INSURANCE FUNDS


Attest:  /s/ Jim Coppedge                     By:  /s/ Robert H. Graham
         -----------------------------             ----------------------------
         Assistant Secretary                       Robert H. Graham
                                                   President
(SEAL)

                                              A I M ADVISORS, INC.


Attest:  /s/ P. Michelle Grace                By:  /s/ J. Philip Ferguson
         -----------------------------             ----------------------------
         Assistant Secretary                       J. Philip Ferguson
                                                   President
(SEAL)